UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2014 (June 27, 2014)

Travelport Limited

(Exact Name of Registrant As Specified In Charter)

Bermuda	333-141714	98-0505100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway Atlanta, GA 30339

(Address of Principal Executive Offices, including Zip Code)

(770) 563-7400

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 27, 2014, Travelport Worldwide Limited (“Travelport Worldwide”), our indirect parent company, announced that it commenced offers (the “Exchange Offers”) of its common shares, with par value $0.0002 per share (the “Common Shares”), in exchange for the following debt securities issued by its subsidiaries Travelport LLC and Travelport Holdings, Inc., in a maximum aggregate principal amount not to exceed $50,000,000 (the “Maximum Amount”): (i) outstanding Senior Floating Rate Notes Due 2016 (the “Senior Floating Rate Notes”), (ii) outstanding 13.875% Senior Fixed Rate Notes Due 2016 (the “Senior Fixed Rate Notes”), (iii) outstanding 11.875% Senior Subordinated Fixed Rate Notes Due 2016 (the “Senior Subordinated Notes”), (iv) outstanding 11.875% Dollar Senior Subordinated Fixed Rate Notes Due 2016 (the “Dollar Senior Subordinated Notes”) and (v) outstanding 10.875% Senior Subordinated Euro Fixed Rate Notes Due 2016 (together with the Senior Floating Rate Notes, the Senior Fixed Rate Notes, the Senior Subordinated Notes, the Dollar Senior Subordinated Notes, the “Notes”).

To the extent holders of more than the Maximum Amount elect to participate in the Exchange Offers, the amount of Notes that Travelport Worldwide will accept for exchange will be allocated pro rata on the basis of the relative amount of Notes so requested to be exchanged at each of the Early Tender Time (as defined below) and the Exchange Offer Expiration Time (as defined below). Alternatively, Travelport Worldwide may, in its sole discretion, increase the size of the Exchange Offers in part or in the full amount to cover any additional Notes tendered.

The Exchange Offer proration will be calculated, with respect to each holder that tenders Notes, by reference to the “Applicable Percentage.” To the extent holders of more than the Maximum Amount elect to participate in the Exchange Offer, Travelport Worldwide will accept for exchange Notes from such holder tendered in accordance with the conditions set forth in the offering memorandum in aggregate principal equal to the total amount tendered for exchange by such holder multiplied by the Applicable Percentage.

“Applicable Percentage” is an amount, expressed as a percentage, equal to the Maximum Amount divided by the aggregate principal amount of Notes tendered for exchange.

Notes to be Exchanged	CUSIP/ISIN	Total Consideration in Common Shares of Travelport Worldwide Limited for each 1,000 Notional Principal Amount of Notes Tendered Prior to the Early Tender Time(1)(3)	Exchange Consideration in Common Shares of Travelport Worldwide Limited for each 1,000 Notional Principal Amount of Notes Tendered Prior to the Exchange Offer Expiration Time(2)(3)
Senior Floating Rate Notes Due 2016	144A: 89421E AG8 / US89421EAG89 Reg S: U17274 AB4 / USU17274AB45	101.25% of the Principal Amount of Notes Tendered	100.00% of the Principal Amount of Notes Tendered

13.875% Senior Fixed Rate Notes Due 2016	144A: 89421E AF0 / US89421EAF07 Reg S: U17274 AA6 / USU17274AA61	103.5% of the Principal Amount of Notes Tendered	100.00% of the Principal Amount of Notes Tendered

11.875% Senior Subordinated Fixed Rate Notes Due 2016	144A: 89421EAH6 / US89421EAH62 Reg S: U17274AC2 / USU17274AC28	102.25% of the Principal Amount of Notes Tendered	100.00% of the Principal Amount of Notes Tendered

11.875% Dollar Senior Subordinated Fixed Rate Notes Due 2016	144A: 89421EAC7	102.25% of the Principal Amount of Notes Tendered	100.00% of the Principal Amount of Notes Tendered

10.875% Senior Subordinated Euro Fixed Rate Notes Due 2016(4)	144A: XS0302343917 Reg S: XS0264616698	102.25% of the Principal Amount of Notes Tendered	100.00% of the Principal Amount of Notes Tendered

(1)	Eligible holders of Notes will be eligible to receive the Total Consideration as set forth above (the “Total Consideration”) if they validly tender (and do not withdraw) their Notes at or prior to the Early Tender Time.
(2)	Eligible holders of Notes will only be eligible to receive the Exchange Consideration as (the “Exchange Consideration”) if they validly tender (and do not withdraw) their Notes at or prior to the Exchange Offer Expiration Time.
(3)	The Total Consideration and the Exchange Consideration will be paid in Common Shares of Travelport based on the Fair Market Value (as defined herein) of such Common Shares. By tendering their notes, each holder mutually agrees with the Company, in good faith and on an arms’ length, commercially reasonable basis, that the “Fair Market Value” of each Common Share is $1.64. No fractional Common Shares will be issued. The number of Common Shares issuable as the Total Consideration or Exchange Consideration, as applicable, will be rounded down to the nearest whole number of Common Shares.

(4)	For purposes of the Exchange Offers, exchanges for Notes denominated in Euros shall be converted into U.S. dollars based on the noon Eastern Time value as set forth on the Bloomberg EUR-USD Spot Exchange Rate Fixing on the date of the Early Tender Time and Exchange Offer Expiration Time, as applicable.

The Exchange Offers will expire at 11:59 P.M., New York City time, on July 25, 2014 unless extended or earlier terminated by Travelport Worldwide (such date and time, as the same may be extended or earlier terminated, the “Exchange Offer Expiration Time”). In order for eligible holders to receive the Total Consideration (as defined above), such holders must validly tender their Notes at or prior to 5:00 p.m., New York City time, on July 11, 2014, unless extended by us (such date and time, as the same may be extended, the “Early Tender Time”). Holders who validly tender their Notes after the Early Tender Time will receive the Exchange Consideration. Notes that are tendered prior to the Early Tender Time may be withdrawn at any time at or prior to the Early Tender Time, but Notes may not be withdrawn thereafter. Notes tendered after the Early Tender Time may not be withdrawn. In order to validly tender Notes, among other things, the holder so tendering must execute a joinder to Travelport Worldwide’s existing shareholders’ agreement and agree to complete and execute any questionnaires or lock-up agreements required to be signed by shareholders in connection with a registered public offering.

The Common Shares to be issued pursuant to the Exchange Offers will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

The Exchange Offers are being made, and the Common Shares are being offered and issued, only (i) to holders that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) either (A) in the United States to holders of Notes who are “accredited investors” (as defined in Rule 501 under the Securities Act) or (B) outside of the United States to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act (collectively, the “eligible holders”). Only eligible holders are authorized to receive the offering memorandum

This does not constitute an offer to sell or a solicitation of an offer to buy any securities referred to herein. Any solicitation or offer will only be made pursuant to an offering memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

Only holders of U.S.-Dollar-denominated Notes who have completed and returned an eligibility certification, electronically or otherwise, are authorized to receive and review the offering memorandum related to the Exchange Offers and to participate therein. Holders of Euro-denominated Notes must comply with the procedures established by Euroclear or Clearstream, as applicable.

Eligible holders of U.S.-Dollar denominated Notes who wish to request copies of the offering memorandum and any supplements thereto should contact Ipreo LLC, the U.S. Information and Exchange Agent, at (888) 593-9546 (toll free) or via email at exchangeoffer@ipreo.com. Eligible holders of Euro-denominated Notes who wish to request copies of offering memorandum should contact Lucid Issuer Services Limited, the European Information and Exchange Agent, via email at travelport@lucid-is.com.

There is no assurance how many Notes will be tendered if any at all. The terms of the Exchange Offers are subject to change.

Travelport Worldwide continues to assess and evaluate potential capital markets transactions in the near and distant future, including additional potential debt-for-equity exchanges and similar transactions separate from the Exchange Offers and can give no assurances that it will pursue or consummate such transactions or the timing thereof as they are dependent, among other things, on market conditions and other factors that are inherently unpredictable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

/s/ Rochelle J. Boas
Rochelle J. Boas Senior Vice President & Assistant Secretary

Date: July 2, 2014